UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2026

Aureus Greenway Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-42507	99-0418678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2995 Remington Boulevard Kissimmee, Florida	34744
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 344 4004

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AGH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Convertible Note

On March 20, 2026, Aureus Greenway Holdings Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Autonomous Power Corporation, a Delaware corporation (“APC”), in connection with the previously announced proposed business combination between the Company and APC (the “Business Combination”). Pursuant to the Securities Purchase Agreement, the Company agreed to purchase from APC a senior unsecured convertible promissory note in the original principal amount of $20,000,000 (the “Convertible Note”).

The Convertible Note includes customary affirmative and negative covenants, and bears simple interest at an annual rate of 10%, accruing from the original issue date of March 20, 2026. The Convertible Note matures on the first anniversary of the original issue date, at which time the outstanding principal and accrued interest are due and payable in cash, unless earlier converted in accordance with its terms. Following an Event of Default (as defined in the Convertible Note), the outstanding amount bears interest at a default rate of 14% per annum. At any time prior to maturity, the Company may convert all or a portion of the outstanding principal and accrued interest into shares of APC common stock at a conversion price of $1,979.00 per share, subject to customary beneficial ownership limitations and anti-dilution adjustments as set forth in the Convertible Note.

The transactions contemplated under each of the Securities Purchase Agreement and the Convertible Note were effected in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), including Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder.

The foregoing description of the Securities Purchase Agreement and the Convertible Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and the form of Convertible Note, copies of which are filed as Exhibits 10.1 and 10.2 to this Form 8-K and incorporated herein by reference.

Advisory/Consulting Services Agreement

On March 20, 2026, the Company entered into an Advisory/Consulting Services Agreement date March 1, 2026 (the “Consulting Agreement”) with C&H Capital Inc., a Georgia corporation (“C&H”), pursuant to which C&H was engaged to provide strategic investor relations, communications planning, and related advisory services to the Company in connection with the proposed Business Combination and the Company’s public company investor relations program.

Under the Consulting Agreement, C&H is entitled to a monthly cash fee of $5,000 for a 12-month term commencing March 1, 2026. In addition, the Company agreed to issue to C&H an aggregate of 200,000 restricted shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), as equity compensation over the course of two years, provided that the Consulting Agreement has not been earlier terminated for cause and C&H remains engaged through such date.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K under the captions “Securities Purchase Agreement and Convertible Note” and “Advisory/Consulting Services Agreement” is incorporated herein by reference.

The Convertible Note is convertible, at the Company’s election, into shares of APC common stock and does not currently represent a direct issuance of the Company’s equity securities. The issuance of the restricted shares of Common Stock under the Consulting Agreement will constitute unregistered sales of equity securities by the Company. The Company believes that these issuances will be exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof and/or Regulation D promulgated thereunder, based upon representations made by the recipients of such securities and the nature of the transactions.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2026, the compensation committee (the “Compensation Committee”) of the board of directors of the Company (the “Board of Directors”) approved and recommended, and the Board of Directors subsequently approved, an equity award to Matthew J. Saker, the Company’s Interim Chief Executive Officer and Director, in recognition of his efforts in connection with the proposed Business Combination, and related strategic initiatives.

The award consists of 200,000 restricted stock units (the “RSU Award”), which are expected to be granted under an eventual omnibus equity incentive plan (the “Equity Incentive Plan”) that the Company intends to submit to its stockholders for approval. The terms of the RSU Award will be determined by the Compensation Committee (or the Board, as applicable) at or promptly following the adoption of the Equity Incentive Plan, in accordance with the terms of such plan. No restricted stock units will be deemed outstanding, issued, earned or vested unless and until the Equity Incentive Plan is approved by the Company’s stockholders and the RSU Award is formally granted pursuant to a written award agreement between the Company and Mr. Saker.

Item 7.01 Regulation FD Disclosure.

On March 23, 2026, Aureus Greenway Holdings Inc. (the “Company”) issued a press release announcing that it entered into the Convertible Note intended to support APC’s near-term working capital needs and continued execution ahead of the parties’ proposed Business Combination. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the proposed Business Combination between the Company and APC and the anticipated benefits thereof, including future financial and operating results, statements related to the expected timing of the completion of the proposed Business Combination and the bridge loan described above and the expected uses of proceeds thereof, the plans, objectives, expectations and intentions of either company or of the combined company following the merger, anticipated future results of either company or of the combined company following the merger, the anticipated benefits and strategic and financial rationale of the merger and related financing, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology. The forward-looking statements are based on current expectations and assumptions believed to be reasonable, but there is no assurance that they will prove to be accurate.

Additional factors which could affect future results of the Company and APC can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Neither APC nor the Company undertakes any obligation to update forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. Portions of Exhibit 10.1 attached hereto have been omitted pursuant to a request for confidential treatment submitted with the SEC.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1*(1)	Securities Purchase Agreement, dated as of March 20, 2026, by and between Autonomous Power Corporation and Aureus Greenway Holdings Inc.
10.2*	Form of Convertible Promissory Note, dated March 20, 2026, issued by Autonomous Power Corporation in favor of Aureus Greenway Holdings Inc
10.3*	Advisory/Consulting Services Agreement, dated March 1, 2026, by and between Aureus Greenway Holdings Inc. and C&H Capital Inc.
99.1**	Press Release of the Company dated as of March 23, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Previously filed herewith.
**	Furnished herewith.
(1)

Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K promulgated under the Securities Act because the information is (i) not material and (ii) the type that Insight treats as private or confidential. The Company agrees to furnish an unredacted copy of this exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2026

Aureus Greenway Holdings Inc.

By:	/s/ Matthew J. Saker
Name:	Matthew J. Saker
Title:	Interim Chief Executive Officer and Director